SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 11, 2004
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                    1-5084              23-1145880
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    (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
    Incorporation or Organization)        File Number)       Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania               19129
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


              Exhibit 99.1       Press Release dated February 11, 2004


Item 12.  Results of Operation and Financial Condition
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     On February 11, 2004, Tasty Baking Company  announced its financial results for the fifty-two weeks and fourth quarter ended December 27, 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information in the report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TASTY BAKING COMPANY
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                                          (Registrant)


         Date:  February 11, 2004         /S/ David S. Marberger
                                          --------------------------------------
                                          David S. Marberger
                                          Senior Vice President and Chief
                                          Financial Officer



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                                  EXHIBIT INDEX


         Exhibit No.                    Description
         -----------                    -----------

           99.1                         Press Release dated February 11, 2004